Exhibit 99.1
COMPANY PRESENTATION SEPTEMBER 2023

2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: we own upper upscale and luxury hotels in an industry that is highly competitive; events beyond our control, including economic slowdowns or recessions, global pandemics such as those caused by COVID-19 and its variants, natural disasters, civil unrest and terrorism; rising hotel operating costs may not be offset by increased room rates; system security risks, data protection breaches, cyber-attacks and systems integration issues; a significant portion of our hotels are geographically concentrated so we may be harmed by economic downturns or natural disasters in these areas; we face possible risks associated with the physical and transitional effects of climate change; uninsured or underinsured losses could harm our financial condition; the operating results of some of our hotels are significantly reliant upon group and transient business generated by large corporate customers, and the loss of such customers for any reason could harm our operating results; the increased use of virtual meetings and other similar technologies could lessen the need for business-related travel; our hotels have an ongoing need for capital investment and we may incur significant capital expenditures in connection with acquisitions, repositionings and other improvements, some of which are mandated by applicable laws or regulations or agreements with third parties, and the costs of such renovations, repositionings or improvements may exceed our expectations or cause other problems; delays in the acquisition, renovation or repositioning of hotel properties may have adverse effects on our results of operations and returns to our stockholders; accounting for the acquisition of a hotel property or other entity involves assumptions and estimations that could differ materially from the actual results achieved; volatility in the debt and equity markets may adversely affect our ability to acquire, renovate, refinance or sell our hotels; we may pursue joint venture investments that could be adversely affected by our lack of sole decision-making authority; we may be subject to unknown or contingent liabilities related hotels we sell or acquire; we may seek to acquire a portfolio of hotels or a company, which could present more risks than the acquisition of a single hotel; the illiquidity of real estate investments and the lack of alternative uses of hotel properties could significantly limit our ability to respond to adverse changes in the performance of our hotels; we may issue or invest in hotel loans, which could involve risk of loss; one of our hotels is subject to a ground lease with an unaffiliated party, the termination of which by the lessor for any reason, including due to our default on the lease, could cause us to lose the ability to operate the hotel altogether and may adversely affect our results of operations; because we are a REIT, we depend on third-parties to operate our hotels, should any of these third-parties experience a negative event our operating results may be harmed; our franchisors and brand managers may adopt new policies or change existing policies which could result in increased costs to us; future adverse litigation judgments or settlements resulting from legal proceedings could have an adverse effect on our financial condition; claims by persons regarding our properties could affect the attractiveness of our hotels or cause us to incur additional expenses; the hotel business is seasonal and seasonal variations in business volume will cause quarterly fluctuations in our revenue; changes in the debt and equity markets may adversely affect the value of our hotels; certain of our hotels have in the past become impaired and additional hotels may become impaired in the future; laws and governmental regulations may restrict the ways in which we use our hotel properties and increase the cost of compliance with such regulations. Noncompliance with such regulations could subject us to penalties and losses; corporate responsibility, specifically related to ESG, may impose additional costs and expose us to new risks; termination of any of our franchise, management or operating lease agreements could cause us to lose business; the growth of alternative reservation channels could adversely affect our business and profitability; the failure of tenants in our hotels to make rent payments under our retail and restaurant leases may adversely affect our results of operations; we rely on our corporate and hotel senior management teams, the loss of whom may cause us to incur costs and harm our business; if we fail to maintain effective internal control over financial reporting and disclosure controls and procedures, we may not be able to accurately report our financial results; we have outstanding debt which may restrict our financial flexibility; certain of our debt is subject to variable interest rates, which can create uncertainty in forecasting our interest expense and may negatively impact our operating results; and other risks and uncertainties associated with the business described in its filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the expectations. This presentation should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the Electronic Data Gathering Analysis and Retrieval System at www.sec.gov.

3 RECENT OPERATING HIGHLIGHTS Marriott Boston Long Wharf • Q2 Earnings Above Guidance: Generated Q2 Adjusted EBITDAre and FFO per share above the high-end of guidance ranges despite softer than expected RevPAR growth. • Raised Dividend: Increased quarterly base dividend by 40% from $0.05 per share to $0.07 per share beginning in Q3 2023. • Maintained Balance Sheet Flexibility: Total liquidity of over $660 million and only 3.6x net debt and preferred equity to trailing EBITDA. • Accretive Share Repurchases: Repurchased $34 million of shares YTD at a blended price of $9.27 per share, a meaningful discount to consensus estimates of NAV. • Q3 Operations Update: Generated total portfolio RevPAR growth of 1.4% in August which brings Q3 QTD RevPAR change to -0.6% as compared to the same periods in 2022. • Maui Fire Impact: The Wailea Beach Resort did not sustain any physical damage from the recent fires. The Company anticipates approximately 75 to 100 basis points of lower RevPAR growth and $1.0 to $1.5 million of lower EBITDA in Q3 as compared to its prior expectations due to lower travel volumes following the fires. • No Impact from Other Recent Storms: hotels did not sustain any physical damage or incur any meaningful earnings disruption from Hurricane Hilary or Hurricane Idalia. Note: Share repurchase amounts reflect activity as of September 8, 2023. RevPAR results for August 2023 and Q3 QTD are prelimina -end close process.

4 INVESTMENT HIGHLIGHTS High-Quality Portfolio Well-located real estate with a balance of convention, resort and urban assets Focused Strategy Investing in our portfolio, capital recycling, and returning capital to shareholders Balanced Investment Allocating capital to achieve both near-term and long-term earnings growth Prudent Balance Sheet Financing strategy with optionality and significant investment capacity Strong Corporate Governance Shareholder-aligned corporate governance package and performance-based compensation program Wailea Beach Resort

HIGH QUALITY PORTFOLIO Geographically Diversified Across Major Convention, Destination Resort and Gateway Urban Markets Note: Percentages reflect estimated run rate EBITDA contribution and are shown pro forma for acquisitions at projected stabilized levels. 5 15 HOTELS SAN FRANCISCO & WINE COUNTRY 18% LOS ANGELES 2% SAN DIEGO 14% HAWAII 18% 6% NEW ORLEANS 19% FLORIDA 6% WASHINGTON, D.C. 15% BOSTON PORTLAND 2% 7,735 ROOMS Resort Convention Urban 16% 47% 37% Greater than 10% Between 5% and 10% Less than 5% Fee Simple Leashold 14% 86%

VALUE CREATION THROUGH CAPITAL ALLOCATION Focused Corporate Strategy 6 INVESTING IN OUR PORTFOLIO CAPITAL RECYCLING RETURNING CAPITAL TO SHAREHOLDERS We focus on three priorities which we believe will lead to value creation and superior shareholder returns: Montage Healdsburg Montage Healdsburg

INVESTING IN THE PORTFOLIO

Value Creation Through Brand Conversions

THE WESTIN WASHINGTON DC DOWNTOWN

- Full renovation of the Renaissance Washington DC and repositioning as a flagship Westin to garner higher rates and attract additional occupancy.
- Renovation will be substantially complete in Q4 2023, and the repositioned hotel will contribute to earnings growth in 2024.
- Expect approximately $8 million of EBITDA displacement in 2023.



The Westin Washington DC Downtown

MARRIOTT LONG BEACH DOWNTOWN

- Renovation of the Renaissance Long Beach and conversion to the Marriott Long Beach Downtown.
- Renovation will be substantially complete in Q4 2023 with brand conversion in Q1 2024.
- Do not anticipate meaningful displacement during the renovation with incremental earnings expected in 2024.



Marriott Long Beach Downtown

7

ANDAZ MIAMI BEACH RENOVATION Value Creation Through Repositioning 8 • Transformation of The Confidante Miami Beach to Andaz Miami Beach begins in Q4 2023. • Partnering with José Andrés Group to debut Bazaar Meat Miami Beach, an on-property signature dining destination. • Renovation will touch all aspects of the resort including guestrooms, common areas, food & beverage outlets, backyard recreation area and other amenities. • Refined scope includes additional ROI projects intended to increase the earnings and value of the resort. • Compelling all-in post-renovation basis with attractive 8% to 9% NOI yield on the total investment. • Expect renovation to be substantially complete in Q4 2024 with meaningful earnings contribution beginning in 2025. Andaz Miami Beach Main Entrance

ANDAZ MIAMI BEACH RENOVATION 9 Investment Overview ($ in millions) Purchase Price $232 Repositioning Scope Net Investment $70 Additional ROI Projects $10 Total Renovation Net Investment $312 Stabilized NOI Yield on Total Renovation Net Investment 8% to 9% Post Renovation Key Count with Higher Suite Mix 288 Finalized Project Scope and Added New Value Enhancing ROI Opportunities • We have finalized the scope of the transformational renovation and refined the investment estimates based on the current pricing environment. • Added several ROI initiatives including the creation of a membership beach club, expanded spa, the addition of flexible outdoor event space, and partnering with José Andrés Group to open their signature restaurant concept, Bazaar Meat, that will enhance the appeal and luxury experience of the resort. • Additional ROI initiatives will generate a 15% to 20% yield on investment and increase the overall value of the resort. • Revised guestroom plan will double the suite mix to nearly 20% of total rooms to better enable the hotel to compete with other nearby luxury properties. • The refined investment results in a compelling all-in basis and generates an attractive stabilized NOI yield on the total investment. Note: Repositioning scope is shown net of brand incentives and compares to an initial net estimate of $60 million at acquisition.

100 400 700 1,000 Luxury Comp Set 2019 Luxury Comp Set 2022 The Confidante Pre-Renovation 2022 Andaz Stabilized Underwriting ANDAZ MIAMI BEACH RENOVATION Note: Comp set ADR data per STR. Stabilized ADR range reflects discounted future projections. 10 Recent Market Performance and Rational Underwriting Mitigates Risk and Allows for Upside Potential • Similar to the successful investment thesis we executed at the Wailea Beach Resort, our business plan for Andaz Miami Beach is to elevate a well-located resort property and position it to benefit from its higher-rated, luxury neighboring properties. • Our underwriting considered the pre-pandemic rate environment in Miami Beach, but the recent growth in rates across the market mitigates risk and provides for potential upside in our projections. • The 2022 rate performance of The Confidante Miami Beach in its current, pre-renovated condition illustrates its highly desirable location and the shift to a heightened preference for leisure travel. • Andaz Miami Beach will provide a true luxury experience and benefit from its mid-beach location, a submarket that is garnering higher rates and distinguishing itself as a more elevated Miami Beach destination. MIAMI BEACH LUXURY AVERAGE DAILY RATES .. . . and pre-renovation rate performance bolsters confidence in underwriting Recent market performance supports investment thesis and mitigates risk . . .

ANDAZ MIAMI BEACH RENOVATION Partnering with José Andrés Group to Debut Bazaar Meat Miami Beach, an On-Property Signature Dining Destination 11 Bazaar Meat Las Vegas Bazaar Meat Los Angeles The Bazaar New York

ANDAZ MIAMI BEACH RENOVATION King Guestroom 12

ANDAZ MIAMI BEACH RENOVATION Double Queen Guestroom 13

ANDAZ MIAMI BEACH RENOVATION Double Queen Guestroom 14

ANDAZ MIAMI BEACH RENOVATION Guest Suite 15

ANDAZ MIAMI BEACH RENOVATION Guest Suite 16

ANDAZ MIAMI BEACH RENOVATION Guest Suite 17

ANDAZ MIAMI BEACH RENOVATION Resort Lobby 18

ANDAZ MIAMI BEACH RENOVATION Membership Beach Club and Lobby Deck 19

ANDAZ MIAMI BEACH RENOVATION Lobby Deck and Upper Pool 20

ANDAZ MIAMI BEACH RENOVATION Upper Pool (shown with movable floor system partially raised) 21

ANDAZ MIAMI BEACH RENOVATION Upper Pool and Bar 22

ANDAZ MIAMI BEACH RENOVATION Lower Pool 23

24 CAPITAL RECYCLING A balanced approach to recycling capital. Harvesting successful investments and redeploying proceeds into superior return opportunities. New Investment Opportunities Value Add Superior Growth Investment Lifecycle Asset Management ROI Investments Harvest Investment End of Lifecycle Opportunistic Sales HARVESTED INVESTMENTS RECYCLED INTO SUPERIOR GROWTH AND VALUE CREATION OPPORTUNITIES Chicago Downtown - Mag Mile Chicago Downtown - Mag Mile Value Add Superior Growth End of Investment Lifecycle Opportunistic Sales La Jolla

1.0x 3.0x 5.0x 7.0x 9.0x 0.0% 3.0% 6.0% 9.0% 12.0% P K SHO RLJ XHR PEB HST DRH RETURNING CAPITAL TO SHAREHOLDERS Meaningful Capital Returned through Dividends and Share Repurchases Note: Per company filings. Reflects total share repurchases and dividends paid since the beginning of 2022 as a percentage of equity market cap at the start of the period. Consensus estimates per FactSet. Share repurchase amounts for Sunstone reflect activity as of September 8, 2023. 25 We have returned over $180 Million of capital to shareholders since the start of 2022 through dividends and accretive share repurchases, while still maintaining significant balance sheet capacity. • Since the beginning of 2022, we have repurchased over six percent of our common stock and have been one of the most active in the sector. • The blended repurchase price of $10.22 per share reflects a meaningful discount to consensus estimates of NAV. • We reinstated our common dividend in Q3 2022 and raised it by 40% starting in Q3 2023. • Our balance sheet provides flexibility for incremental capital return. 4.2x 3.8x 5.7x 5.4x 4.5x 8.0x 2.3x Net debt & preferred equity to 2024E EBITDA (right axis) RELATIVE CAPITAL RETURN ACTIVITY

1.0x 3.0x 5.0x 7.0x 9.0x HST SHO DRH XHR RLJ P K PEB Fixed Floating PRUDENT BALANCE SHEET MANAGEMENT Leverage Profile Provides Flexibility and Capacity for Future Growth Note: Data per company filings. Consensus estimates per FactSet. 26 We maintain a lowly levered balance sheet which allows for significant capital allocation flexibility. Incremental earnings growth from our recent acquisitions and investments will further strengthen our balance sheet as demand continues to normalize across our portfolio. Q2 2023 NET DEBT & PREFERRED EQUITY TO 2024 CONSENSUS EBITDA 3.6x Net Debt & Preferred to Trailing EBITDA 93% Of Assets Unencumbered 36% 64% 5.6% Avg. Rate SUNSTONE BALANCE SHEET HIGHLIGHTS

MULTIPLE DRIVERS OF EBITDA GROWTH Demand Recovery, Recent Acquisitions and Other Portfolio Investments Will All Contribute to Growth 27 Our portfolio has significant embedded EBITDA growth potential as travel demand continues to normalize and as we recognize the benefit of our recent acquisitions and investment activity. ACTUAL AND PRO FORMA STABILIZED CORPORATE EBITDA BRIDGE ($ IN MILLIONS)

LONGER-TERM GROWTH OPPORTUNITIES Mining Value Across the Portfolio 28 Four Seasons Resort Napa Valley • Villa conversion and addition of a new rooms tower at the Wailea Beach Resort. • Upbranding and rebranding opportunities at certain assets within the portfolio. • Excess land and water park addition at the Renaissance Orlando at SeaWorld. • Potential development parcels at certain assets within the portfolio. • Completed and in-process solar installations and other energy efficiency initiatives: • Wailea Beach Resort (Phases 1 & 2) • Four Seasons Resort Napa Valley • Marriott Long Beach Downtown

WAILEA BEACH RESORT UPDATE Welcoming Guests and Caring for the Community 29 • The Wailea Beach Resort did not sustain any physical damage from the fires on Maui in August 2023. • The resort has remained fully operational serving both first responders, members of the community and leisure guests. • July operating results were consistent with expectations. August operations were impacted by near-term cancellations following the fire but were back-filled with event-driven demand that came into the market to support the recovery efforts. • We currently anticipate that lower business volumes in Maui during September as a result of the fires will contribute to 75 to 100 basis points of lower RevPAR growth and $1.0 to $1.5 million of lower EBITDA in Q3 as compared to the • Florida did not sustain any property damage or incur any meaningful earnings disruption from Hurricane Hilary or Hurricane Idalia. • The resort partnered with World Central Kitchen to provide facilities and kitchen staff to prepare and distribute nearly 8,600 meals to community members. • Relief Fund to support hospitality employees in need. HOTEL ASSOCIATE AND COMMUNITY ASSISTANCE

COMMITMENT TO CORPORATE RESPONSIBILITY Sunstone Conducts Business According to the Highest Moral and Ethical Standards Note: Intensity reduction statistics represent progress through 2019 as compared to a 2015 baseline. 30 We take a holistic approach to our business and balance the interests of all stakeholders, including the environment, our employees, our capital providers, the hotel associates, guests and the communities in which we own hotels. ENVIRONMENTAL SUSTAINABILITY Reduce our environmental footprint and mitigate climate-related risks to our company and portfolio 5.8% reduction in Energy Intensity per square foot 9.4% reduction in Water Intensity per square foot 16.4% reduction in GHG Emissions Intensity per square foot 4.1% reduction in Waste Intensity per square foot SOCIAL RESPONSIBILITY Support the communities where we work and own hotels. Provide resources to our employees and hotel operators to promote health, safety and wellbeing. Donated over $550,000 to nearly 130 charities, since 2015 Participant in the CEO Action for Diversity and Inclusion pledge Fully support and encourage our operators to adopt and abide by the American Hotel & Lodging 5-Star Promise CORPORATE GOVERNANCE out of Maryland Business Combination Act, prohibited proxy access. Enterprise-level risk assessment conducted quarterly by the Audit Committee and reviewed annually by the entire Board. Non-classified board with annual election of all directors with majority voting in all uncontested elections.